Exhibit 99.1

Corporate Presentation 1 MARCH 2022

This Operating and Financial Data should be read in connection with our Annual Report on Form 10-K for the year ended December 31, 2021. Statements made in this presentation may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in our annual reports on Form 10-K, as may be supplemented or amended by our quarterly reports on Form 10-Q, which are incorporated herein by reference. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. Corporate Presentation 2

Veris Residential as a Pure-Play Multifamily REIT Corporate Presentation 3 In Construction Multifamily Units 750 Operating Multifamily Units 5,825 6,691 Office Properties 24 6 2020 2021 2021 2020 2021(2) Waterfront Office 37% Multifamily 38% Suburban Office 25% Waterfront Office 42% Multifamily 56% Suburban Office 2% Waterfront Office 29% Multifamily 71% Q4 2020 NOI Q4 2021 NOI Q4 2021 NOI (excluding one remaining Suburban and two Waterfront office properties sold / under contract)(1) Note: The annualized Q4 2021 corporate NOI includes income (expense) attributed to entities not directly associated with assets in the portfolio. See Information About Net Operating Income (NOI) in Appendix. (1) Represents annualized Q4 2021 Total Portfolio NOI assuming the recently delivered RiverHouse 9, Upton and Capstone at stabilized operations. (2) Excludes a property under contract.

STRATEGIC DISPOSALS $1 billion Gross proceeds from suburban office sales BOND REPAYMENT $575 million Repayment of corporate bonds MULTIFAMILY LEASING 96.4% Same Store occupancy as of December 31, 2021 +2.8% above pre-pandemic levels Strengthened Balance Sheet Aligned ESG efforts with globally recognized frameworks resulting in substantially improved ESG Quality Score 25% of our wholly-owned properties are LEED certified 100% of our wholly-owned properties are WELL Health & Safety certified ESG NEW CREDIT FACILITY $250 million Revolving credit facility secured in May Significant Progress in Stated Initiatives, Unlocking Value for Our Shareholders MULTIFAMILY SAME STORE GROWTH 21% Same Store Q4 2021 year-over-year NOI growth OFFICE LEASING Solid Operational Performance Corporate Presentation 4 Leases signed in 2021 181,500

Recovery in Multifamily Leasing Corporate Presentation 5 11.6% Q4 2021 Renewal Leases Growth Rate 13.9% Q4 2021 New Leases Growth Rate SAME STORE MULTIFAMILY OCCUPANCY 75% 80% 85% 90% 95% 100% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2020 2021 7.0% Same Store Q4 2021 quarter-over-quarter NOI growth 21.0% Same Store Q4 2021 year-over-year NOI growth 96.4% 86.9%

Maximizing Value from Class A Multifamily Platform Corporate Presentation 6

Corporate Presentation V.

Establishing Veris Residential as a Best-In-Class Pure-Play Multifamily REIT

Boston

Worcester


Massachusetts Market

ASSETS AT A GLANCE


Morris County Market


Jersey City Market


New York Market

New York

Newark


Short Hills Market


Port Imperial Market

MASSACHUSETTS
- 145 Front at City Square
- Portside at East Pier
- The Emery at Overlook Ridge

JERSEY CITY
- Soho Lofts
- The BLVD Collection
- Urby
- Haus 25 (Coming 2022)
- Liberty Towers

MORRIS COUNTY
- Signature Place Morris Plains
- The Metropolitan at 40 Park
- The Metropolitan Lofts

NEW YORK
- Quarry Place at Tuckahoe

SHORT HILLS
- The Upton Short Hills

PORT IMPERIAL
- RiverTrace at Port Imperial
- The Capstone at Port Imperial
- RiverHouse 9 at Port Imperial
- RiverHouse 11 at Port Imperial
- 55 Riverwalk Place at Port Imperial[1]
- Riverbend at Port Imperial[1]
- RiverParc at Port Imperial[1]
- RiversEdge at Port Imperial[1]

WASHINGTON, D.C.
- Station House

(1) Managed properties.

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Corporate Presentation V.

HAUS 25 | Under Development

Haus 25, a 750-unit building located in Jersey City, is the only property currently under construction and expected to commence initial occupancy in Q2 2022.


HAUS 25

Haus 25 will offer hospitality-inspired services, resort-style amenities, stunning residences, and spectacular skyline views, moments from NYC and beyond.

- Games room, golf simulator, bowling alley and karaoke lounge
- State-of-the-art fitness suite with Technogym® equipment and virtual fitness classes
- Live eco-friendly in our environmentally conscious design targeting LEED Certification
- SOURCE® Hydropanels for sustainably sourced drinking water
- Resort-style pool with spa features
- Fully equipped art & craft making area
- Pet spa and outdoor dog run
- 24-hour Concierge

& many more features and amenities

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Multifamily properties feature luxury amenities and seasonally curated resident events and programming • Class A multifamily platform • 6,691 units • Locations across New Jersey, Boston Metropolitan area, suburban New York and Washington DC • Resort-style amenities and energized social spaces including clubrooms, fitness centers and rooftop swimming pools • Committed to promoting the health & wellbeing of our residents and reducing our impact on the environment • Leading multifamily operational platform ensuring best-in-class infrastructure and team to support our properties and residents 9 Corporate Presentation 9

Note: Veris as of December 31, 2021. Peer comparable data as of September 30, 2021. Sources include Green Street Advisors and company reporting. 1. Based on 5,825 units, which exclude 866 units of 3 lease-up properties stabilized during the quarter. 2. LEED Silver and above. Number of Properties 21 293 95 173 247 307 296 159 23 Number of Units 6,691 78,669 24,643 55,608 56,272 78,379 99,097 54,218 7,299 Average Monthly Rent per Unit $ 2,9741 $ 2,533 $ 2,331 $ 1,643 $ 2,287 $ 2,649 $ 1,379 $ 2,201 $ 1,655 Average Asset Age 6 15 38 13 28 23 19 23 42 Capex Reserve per Unit $1,025 $2,150 $3,100 $2,600 $2,950 $2,300 $1,825 $2,700 $2,500 % of assets with LEED Certification 25% 21% N/A 14% 15% 12% 6% 15%2 N/A Multifamily portfolio age and CIP projects position the Company’s multifamily portfolio to deliver competitive growth over time Pursuit of Operational Excellence Corporate Presentation 10

Revitalizing Waterfront Leasing Corporate Presentation 11

Harborside Transformed to a Complete Campus Offering • Capitalizes on growing demand for business districts outside of Manhattan by offering high-quality, office space attractive to a diverse tenant base • New 15-year 130,400 square foot lease with Collectors Universe was executed in January 2022 • Premier residential options with strong sense of community, expansive views of the Hudson River and Manhattan while offering top-tier amenities • A vibrant 24-hour Live / Work / Play environment with thousands of residential units and a broad range of lifestyle amenities • Comprehensive space solutions offering above 30% discount to Manhattan rents, Waterfront access, close proximity to public transit, and ample on-site parking • Incredible connectivity to Midtown and Downtown Manhattan via PATH train, light rail, NJ transit rail, ferry, car, and bike • Wide-ranging retail and services, including District Kitchen, Jersey City’s first food hall, and child care 12

Corporate Presentation 13 Commitment to ESG Initiatives

Focus on Sustainability and Strong Corporate Governance • Direct access to mode of transportation • Parking/ride share stops • Bike share programs • Personal mobility centers • EV charging points OUTSTANDING CONNECTIVITY ENCOURAGES LOW CARBON COMMUTE • Cogeneration systems • Energy technology services ENERGY EFFICIENCY MEASURES REDUCING COSTS AND EMISSIONS • Encouraging recycling • Low flow fixtures • Efficient irrigation systems • Outdoor areas and roof terraces • Zero plastic leasing offices INITIATIVES ENHANCING SUSTAINABILITY OF OUR PORTFOLIO Corporate Presentation 14 25% Of wholly owned multifamily units Green Certified (LEED or equivalent) 100% renewable electricity Procured for multifamily areas under our operational control 100% wholly owned multifamily properties certified COMMITTED TO LEADING ESG INITIATIVES CREATING HIGH QUALITY SUSTAINABLE COMMUNITIES Listed in ORA 2021 rankings 5 properties

Appendix Corporate Presentation 15

Corporate Presentation V.

Information About Net Operating Income (NOI)

RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME (NOI)

$ in thousands
(unaudited)

	Q4 2021			Q3 2021		
	Multifamily	Office / Corp	Total	Multifamily	Office / Corp	Total
NET INCOME (LOSS)	($29,708)	$6,471	($23,237)	($18,450)	($7,342)	($25,792)
DEDUCT:						
Real estate services income	(1,848)	–	(1,848)	(2,628)	–	(2,628)
Interest and other investment loss (income)	(3)	(5,141)	(5,144)	(1)	4,732	4,731
Equity in (earnings) loss of unconsolidated joint ventures	1,420	–	1,420	1,745	(21)	1,724
General & Administrative - property level	(2,101)	–	(2,101)	(1,722)	–	(1,722)
Realized and unrealized (gains) losses on disposition	–	(2,501)	(2,501)	–	3,000	3,000
(Gain) loss on disposition of developable land	–	(2,004)	(2,004)	–	–	–
(Gain) loss on sale of investment in unconsolidated joint venture	–	–	–	–	1,886	1,886
(Gain) loss from early extinguishment of debt, net	343	–	343	–	–	–
ADD:						
Real estate services expenses	2,968	51	3,019	3,275	32	3,307
General and administrative	2,436	11,415	13,851	2,742	8,550	11,292
Dead deal and transaction-related costs	2,488	3,317	5,805	3,091	580	3,671
Depreciation and amortization	17,276	7,932	25,208	16,431	12,913	29,344
Interest expense	11,751	4,077	15,828	10,904	4,296	15,200
Property impairments	7,426	–	7,426	–	–	–
Land impairments	12,386	–	12,386	6,781	(3,380)	3,401
NET OPERATING INCOME (NOI)	$24,834	$23,617	$48,451	$22,168	$25,246	$47,414

DEFINITION OF NET OPERATING INCOME (NOI)

NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company's use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed.

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Peer Research New lease growth rate refers to the difference in rent a new occupant of a unit is paying, compared to the rent the unit's previous occupant was paying on a net effective basis. Renewal lease growth rate refers to the increase or decrease in monthly rent in a renewed lease compared to the previous lease on a net effective basis. Average Monthly Rent Per Unit represents the average of effective rent (net of concessions) for in-place leases and the market rent for vacant homes. Same-store Portfolio Properties include properties that were owned for the entirety of the years being compared and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared.We categorize our properties as "same-store" or "non-same-store" for purposes of evaluating comparative operating performance. We define development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. Development properties are categorized as same-store when they have reached stabilized occupancy (90%) before the start of the prior year. We define redevelopment properties as those for which have planned or ongoing significant development and construction activities on existing or acquired buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. We categorize a redevelopment property as same-store when redevelopment activities have been complete for the majority of each year being compared. OTHER DEFINITIONS 17

VerisResidential.com Thank you.